UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2010
TRW Automotive Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31970	81-0597059

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (734) 855-2600
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Election of Director
At a meeting held on November 17, 2010, the Board of Directors (the “Board”) of TRW Automotive Holdings Corp. (the “Company”) elected David S. Taylor as a Class II director (with a term expiring at the 2012 annual meeting of stockholders), increasing the size of the Board to ten members. Mr. Taylor is Group President, Global Home Care, for The Procter & Gamble Company (“P&G”), a position he has held since 2007. This global business unit includes the product categories of dishwashing liquids and detergents, surface cleaners and air fresheners, with combined revenues in excess of $6 billion and a presence in over 70 countries. Mr. Taylor is also responsible for P&G’s Professional Business unit, which sells directly to large hotels, restaurants, airports, care homes, industrial facilities and retail chains. Prior to his current position, Mr. Taylor served as P&G’s President, Global Family Care, from 2005 to 2007. He has been with Procter & Gamble since 1980 in various roles of increasing responsibility.
In connection with his election, the Company has agreed to compensate Mr. Taylor with an annual cash retainer of $75,000 per year, which will be prorated for the first year, and a meeting fee of $1,500 per Board meeting attended. Mr. Taylor has also been awarded a grant of 1,025 restricted stock units (each, an “RSU”), which is one-quarter of the annual grant that was made to the Company’s independent directors in February 2010. Each RSU represents the right to receive one share of the Company’s common stock on the first anniversary of the grant date, provided that Mr. Taylor continues to be a member of the Board of the Company or the Company’s subsidiary TRW Automotive Inc. through that date. The foregoing description is qualified in its entirety by reference to the full text of the RSU agreement, the form of which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K. Other terms and conditions of Mr. Taylor’s compensation are outlined in the letter attached hereto as Exhibit 10.2.
The text of the press release announcing the election of Mr. Taylor, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits. (Including those incorporated by reference)

Exhibit No.	Description

10.1	Director Restricted Stock Unit Agreement (Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K of the Company (File No. 001-31970) filed February 25, 2005).

10.2*	Letter to David S. Taylor dated as of August 25, 2010 regarding compensation as a director.

99.1*	Press release of TRW Automotive Holdings Corp. dated November 17, 2010 regarding the election of David S. Taylor as a member of the Board of Directors.

*	Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: November 17, 2010	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

10.1	Director Restricted Stock Unit Agreement (Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K of the Company (File No. 001-31970) filed February 25, 2005).

10.2	Letter to David S. Taylor dated as of August 25, 2010 regarding compensation as a director.

99.1	Press release of TRW Automotive Holdings Corp. dated November 17, 2010 regarding the election of David S. Taylor as a member of the Board of Directors.

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